SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  May 13, 1996



                   THE NOSTALGIA NETWORK, INC.
     (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-13102

I.R.S. Employer Identification No.:  84-0923659

Address of principal executive offices: 650 Massachusetts Avenue, N.W.
                                        Washington, D.C. 20001

Registrant's telephone number, including area code:  (202) 289-6633

Former name or former address, if changed since last report:
  Not applicable


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                              - 2-


ITEM 5.  OTHER EVENTS.

     On May 13, 1996, the registrant and Squire Rushnell entered into an Employment Agreement pursuant to which Mr. Rushnell was employed as President and Chief Executive Officer of registrant on May 13, 1996. The registrant issued a press release announcing this event. A copy of the press release, employment agreement and related stock option agreement are attached hereto as Exhibits 99.1, 10(a) and 10(b) respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          10   Material Contracts

               (a) Employment Agreement dated May 13, 1996
                   between The Nostalgia Network, Inc. and Squire
                   Rushnell

               (b) Stock Option Agreement dated May 13, 1996
                   between The Nostalgia Network, Inc. and Squire
                   Rushnell.


          99.1 Additional Exhibits

               (a)Press release dated May 16, 1996.

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              The Nostalgia Network, Inc.



                                   By: /s/Daniel C. Holdgreiwe
                                      ________________________
                                      Daniel C. Holdgreiwe
                                      Secretary and General Counsel


Dated:  May 29, 1996

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                          EXHIBIT INDEX

EXHIBIT             DESCRIPTION                             PAGE

10

     (a)         Employment Agreement dated May 13, 1996
                 between The Nostalgia Network, Inc. and
                 Squire Rushnell

     (b) Stock Option Agreement dated May 13, 1996 between The Nostalgia Network, Inc. and
                 Squire Rushnell


99.1             Press release dated May 16, 1996